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                                                              EXHIBIT 23(a)


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
The Toro Company


We consent to the use of our reports dated December 13, 1999 incorporated by reference in this Form S-8.

                                                              KPMG LLP



Minneapolis, Minnesota
May 2, 2000